EXHIBIT 10.1

EMPLOYMENT AGREEMENT

THIS EMPLOYMENT AGREEMENT (this “Agreement”) is entered into as of October 1, 2020, by and between Las Vegas Xpress, Inc., (to become Maptelligent, Inc.,) a Nevada Corporation (the “Company”) and Richard Ziccardi (the “Executive”).

WITNESSETH:

WHEREAS, the Company and the Executive desire to enter into this Agreement to assure the Company of the continuing and exclusive service of the Executive and to set forth the terms and conditions of the Executive’s employment with the Company.

WHEREAS, the Executive and the Company have agreed that to fill this critical executive position. The Company and Executive must agree upon the terms and conditions set forth herein. The Company’s Board further believes that it must provide the Executive with certain enhanced severance benefits upon the Executive’s termination of employment and to provide to the Executive, through enhanced financial security, incentive to continue providing services to the Company notwithstanding the possibility of a change of control.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties agree as follows:

1.	Term: The Company agrees to employ the Executive and the Executive hereby accepts such employment, in accordance with the terms of this Agreement, commencing as October 1, 2020 on a month to month basis hereof unless this Agreement is earlier terminated as provided herein. This Agreement may be extended upon mutual agreement within 7 days prior to its termination date. Notwithstanding any other provision of this Agreement, the Company shall have an obligation to make any payments to the Executive for Base Salary and Bonuses, as defined below and as required by this Agreement.

2.	Services: So long as this Agreement shall continue in effect, the Executive shall perform duties as assigned by the Chief Executive Officer of the Company (the “CEO”) of the Company The Executive shall use Executive’s best efforts and abilities to promote the Company’s interests and shall perform the services contemplated by this Agreement in accordance with policies established by and under the direction of the Board. The Executive agrees to faithfully and diligently represent the business, affairs and interests of the Company. Executive may engage in other outside interests or companies so long as the outside interests are not directly competitive with the Company.

3.	Duties and Responsibilities: In addition to his duties as an employee as discussed herein, the Executive shall serve as Chief Financial Officer (the “CFO”) for the duration of this Agreement. Executive’s duties as an Executive shall be overall responsibility and authority, subject to authorities and limitations as established by the Board, to implement and continue to develop the business strategies of the Company. In the performance of Executive’s duties, the Executive shall report directly to the Board.

1

The Executive agrees to observe and comply with the rules and regulations of the Company as adopted by the Board respecting the performance of the Executive’s duties and agrees to carry out and perform orders, directions and policies of the Company and its Board as they may be, from time to time, stated either orally or in writing. The Company agrees that the duties which may be assigned to the Executive shall be usual and customary duties of the position(s) to which the Executive may from time to time be appointed or elected and shall be consistent with the provisions of the charter documents of the Company or applicable law. The Executive shall have such corporate power and authority as shall reasonably be required to enable the Executive to perform the duties required in any office that may be held, subject to the limitations on such powers imposed by the Board of the Company.

4.	Compensation:

Base Compensation:

During the term of this Agreement, the Company agrees to pay the Executive a base salary. Said base rate TBD and payable in equal installments no less frequently than twice monthly from the date hereof. Plus, merit increases at the discretion of the Board, payable in accordance with the Company practices (Form W-2 employee) in effect from time to time.

Bonuses: Executive shall be eligible for General Bonuses (as defined below) and Performance Bonuses (as defined below) as follows (collectively, “Bonuses”):

General Bonuses: Executive shall be eligible for bonuses in accordance with any bonus or other incentive compensation plans adopted and approved by the Board (“General Bonuses”).

Employee Stock Option Plan Grant. The Executive is entitled to receive additional shares under the Employee Stock Option plan as “Option Shares”. If the Company issues Preferred Shares, the Preferred Shares shall be calculated as if converted into Common shares and the calculated shares thereof shall be considered as newly issues Common Shares. The strike price shall be set at par value $0.00001 per share and the Executive may exercise a cashless transaction if the common stock is trading over and above the strike price which shall remain in force. The plan is not in effect at this time, but the Company will notify the Executive once it is established.

Executive Bonus: The Company agrees to issue bonus Common Shares upon execution of this Agreement. Said issuance shall consist of __TBD___ (______). The issuance obligation to the Executive shall be no later than thirty (30) days after execution of this Agreement.

Performance Bonus. During the Term of this Agreement, Executive will be entitled to participate in an annual incentive compensation plan of the Company, as established and revised by the Board from time to time. Your target annual bonus will be __TBD__ percent (____%) of your Base Salary in effect for such year (the “Target Bonus”), and your actual annual bonus may be more or less as determined by the CEO, and will be determined based primarily upon (i) the achievement of certain corporate performance goals, as may be established and approved by from time to time by the CEO, (ii) the achievement of personal performance goals as may be established by the CEO, and (iii) the overall goals and objectives of the Company. The annual bonus will only be paid at such time and in such manner as set forth in the annual incentive compensation plan document and subject in all events to action of the Compensation Committee of the Board in its sole discretion.

2

Additional Benefits: The Company agrees to provide the following “Additional Benefits” to Executive:

All rights and benefits for which the Executive is otherwise eligible under any pension plan, profit-sharing plan, dental, disability, or insurance plan or policy or other plan or benefit that the Company or its Affiliates may provide for the Executive or (provided the Executive is eligible to participate therein) for employees of the Company generally, as from time to time in effect, during the term of this Agreement.

Medical or Dental Plan: At this time the Company does not offer a medical or dental plan.

Perquisites: The Executive shall be entitled to three (3) weeks paid vacation and other perquisites in accordance with the plans, policies, programs and practices which are at least as favorable as those in effect with respect to other C-suite executives of the Company.

Auto Allowance: Executive shall not be entitled to an auto allowance. However, shall be entitled to mileage if personal auto is used in the course of business. Said amount shall be based on a per mile rate as established by IRS stated rates.

Cellular Telephone: Executive shall be entitled to an allowance equal to One Hundred Dollars (100.00) per month.

5.	Termination:

This Agreement and all obligations hereunder except the obligations contained in Additional Benefits Sections 4, Golden Parachute Limitations Sections 7, Business Expenses, Confidential Information, Non-Competition, Non-Solicitation of Customers and Noninterference with the Executives Sections 8, 9, 10, 11 and 12 (which shall survive any termination hereunder) shall terminate upon the earliest to occur of any of the following:

Expiration of Term: The expiration of the term provided for in Section 1 or the voluntary termination by Executive or retirement from the Company in accordance with the normal retirement policies of the Company.

Death or Disability of Executive: For the purposes of this Agreement, disability shall mean the absence of the Executive performing Executive’s duties with the Company for a period of three (3) months period, as a result of incapacity due to mental or physical illness. If the Executive shall become disabled, the Executive’s employment may be terminated by written notice from the Company to the Executive.

3

For Cause or Without Good Reason: The Company may terminate the Executive’s employment and all of the Executive’s rights to receive Base Salary and Bonuses hereunder for Cause or upon the resignation of Executive without Good Reason. Termination for “Cause” shall mean termination of the Executive by the Company for any of the following reasons: (a) the Executive’s willful criminal misconduct or habitual neglect in the performance of his duties under this Agreement, (b) commission of any felony by the Executive, (c) the Executive’s commission of any felony involving fraud, dishonesty or moral turpitude, (d) the Executive’s material breach of any material provision of this Agreement that remains uncured thirty (30) days following receipt by the Executive from Company of written notice thereof, unless such breach is of a kind not susceptible to cure within such thirty (30) day period, (e) material violation of any Company policies by Executive, (f) the Executive’s material dishonesty, moral turpitude, fraud or misrepresentation, if not disclosed, with respect to his material duties or the Executive’s misrepresentation in inducement to enter into this Agreement, or (g) any willful or intentional action or inaction by the Executive resulting in any injury to the reputation of or the financial detriment of the Company. Notwithstanding the foregoing, the Executive shall not be deemed to have been terminated for Cause unless and until there shall have been (i) delivered to him a notice of termination which shall include a statement to the effect that the Executive was guilty of conduct justifying termination for Cause, AND (ii) an opportunity given to him on not less than seventy two (72) hours’ notice to be heard before at least a majority of the Board of Directors. “Good Reason” shall be defined as (i) demotion of Executive from the position of Chief Executive Officer and President without the consent of the Executive; (ii) any attempt to decrease the Executive’s Base Salary; (iii) any breach of this Agreement by the Company; or (iv) any requirement that the Executive relocate to an office more than 60 miles from Executive’s residence. In the event the Executive is discharged for any other reason whatsoever the Company shall be obligated to pay the Executive a severance sum in cash or by note as mutually agreed. The severance amount shall be calculated by taking the sum of all shares held by the Executive plus any shares held in trust or by an entity where the Executive is the beneficial owner of said shares and combining all share amounts. This shall also include any shares, options, or warrants which are contractually obligated by the company and the total of these instruments shall be added to the share count as if earned. The severance amount to be paid shall be based on the total share count multiplied by the market share price of the trailing 14-day trading average plus twenty percent (20%). Said severance sum shall be paid to the Executive prior to any termination becoming effective. Failure by the company to pay the full amount of the severance to the Executive within 2 weeks of the notice of termination, unless Executive agrees in writing to alternative terms, will negate any discharge of the Executive.

Without Cause or With Good Reason: Notwithstanding any other provision of this Section 5, the Board shall have the right to terminate the Executive’s employment with the Company without Cause, and the Executive shall have the right to resign with good reason, at any time. If the Company terminates the Executive without Cause or the Executive terminates for good reason, then the Company shall, within two (2) weeks of such termination, make an immediate lump sum payment or by note as mutually agreed in the amount of one time the applicable Base Salary for a period equal to one (1) year following the date of termination (the “Severance Period”), net of applicable taxes, plus any Bonuses as set by the Board of Directors and duly approved (based on the assumption that the Company would achieve all performance targets for a 100% bonus), and the Company shall provide the Additional Benefits provided for under Section 4 for the remainder of the term, including the accelerated full vesting of Stock Options. The present value of the aggregate unpaid Base Salary and Bonuses shall be determined under the then applicable federal rates under the Internal Revenue Code. Further, if Executive is terminated without Cause or resigns with Good Reason, all stock options held by Executive shall become fully vested.

4

6.	Buy Out Provision:

(a) If the Employer terminates the Executive’s employment because the business is sold, the Employer will pay to the Executive (1) the Executive’s accrued salary and vacation, including the then unused accrued vacation, up to and including the date of termination and (2) the equivalent of one (1) year of the Executive’s Base Salary, less applicable deductions and withholdings, pursuant to the Employer’s standard pay periods and practices; provided, however, that such payments shall be deemed severance pay and not wages. Such payment shall be made to the Executive as soon as administratively practicable after the termination of the Executive’s employment, but no later than two weeks from the date the Executive’s employment is so terminated. The Executive shall execute a release of all current or future claims, known or unknown, arising on or before the date of the release, against the Employer and its subsidiaries and the directors, officers, employees and affiliates of any of them, in a form approved by the Employer and (3) the Executive shall be entitled to all stock grants on section 4 which shall be issued upon termination.

(b) In the event of a complete liquidation of the Company or the closing of an agreement for the sale or other disposition of all or substantially all of the assets of the Company for a sum of more than $350 million which the Company recognizes in cash. A change of control, solely to the extent required by Section 409A of the Internal Revenue Code of 1986 (“Section 409A”), shall be deemed to have occurred only if a change in the ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company shall also be deemed to have occurred under Section 409A. Affirmatively, the Executive shall be entitled to a percentage of the proceeds of the sale equal to ½ % which shall be payable upon the close of the sale. Said amount shall be over and above all other Company obligations in the Agreement. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities is acquired by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any of its subsidiaries or (ii) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the shareholders of the Company in the same proportion as their ownership of shares in the Company immediately prior to such acquisition.

5

7.

Golden Parachute Limitation: The payments and benefits payable to the Executive under this Agreement and all other contracts, arrangements, or programs with the Company shall not, in the aggregate exceed the maximum amount that may be paid to the Executive without triggering golden parachute penalties under Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), as determined in good faith by the Company’s independent auditors. The Executive agrees that, to the extent payments or benefits under this Agreement would not be deductible under Code Section 162(m) if made or provided when otherwise due under this Agreement, such payments and benefits shall be made or provided later, immediately after Section 162(m) ceases to preclude their deduction, with interest thereon at the rate provided in Code Section 1274(b) (2) (B). If even after such deferral the payments and benefits otherwise payable to the Executive must be reduced to avoid triggering such penalties, the payments and benefits will be reduced in the priority order designated by the Executive, or, if the Executive fails promptly to designate an order, in the priority order designated by the Company. If an amount in excess of the limit set forth in this Section 7 is paid to the Executive, the Executive shall repay the excess amount to the Company upon demand. The Executive and the Company agree to cooperate with each other in connection with any administrative or judicial proceedings concerning the existence or amount of golden parachute penalties on payments or benefits received by the Executive.

8.

Business Expenses: During the term of this Agreement, the Company shall reimburse the Executive within 30 days for business expenditures made and substantiated in accordance with policies, practices and procedures established from time to time by the Company generally with respect to other employees and incurred in the pursuit and furtherance of the Company’s business and good will.

9.

Confidential Information: The Executive acknowledges that the nature of the Executive’s engagement by the Company is such that the Executive shall have access to information of a confidential and/or trade secret nature which has great value to the Company and which constitutes a substantial basis and foundation upon which the business of the Company is based. Such information includes financial, marketing data, techniques, processes, formulas, developmental or experimental work, work in process, methods, trade secrets (including, without limitation, customer lists and lists of customer sources), or any other secret or confidential information relating to the products, services, customers, sales or business affairs of the Company or its Affiliates (the “Confidential Information”). The Executive shall keep all such Confidential Information in confidence during the term of this Agreement and at any time thereafter and shall not disclose any of such Confidential Information to any other person, except to the extend such disclosure is (i) required by applicable law, (ii) lawfully obtainable from other sources, or (iii) authorized in writing by the Company. Upon termination of the Executive’s employment with the Company, the Executive shall deliver to the Company all documents, records, notebooks, work papers, and all similar material containing any of the foregoing information, whether prepared by the Executive, the Company or anyone else.

6

10.

Non-Competition: In order to protect the Company’s Confidential Information, the Executive agrees that during the term of the Executive’s employment, and for a period of two (2) years thereafter if the Executive employment is terminated by the Company or the Executive resigns, Executive shall not, directly or indirectly, whether as an owner, partner, shareholder, agent, employee, creditor or otherwise, promote, participate or engage in any activity or other business competitive with the Company’s business in the Company’s markets (both Horizontal and Vertical) within the United States (including its territories), North America, and Worldwide. Nor shall the Executive use of any of the Company’s Confidential Information in any other business. The Company shall notify the Executive of any perceived violation of this Section 10, and the Executive shall have 30 days to cure such violation.

11.

Non-Solicitation of Customers: The Executive agrees that for a period of two (2) years after the termination of employment with the Company, the Executive will not, on behalf of himself or any other individual, association or entity, whether or not affiliated with the Executive call on any of the customers of the Company or any Affiliate of the Company for the purpose of soliciting or inducing any of such customers to acquire (or providing to any of such customers) any product or service provided by the Company or any Affiliate of the Company, nor will the Executive in any way, directly or indirectly, as agent or otherwise, in any other manner solicit, influence or encourage such customers to take away or to divert or direct their business to the Executive or any other person or entity by or with which the Executive is employed, associated, affiliated or otherwise related if such business is competitive with the Company.

12.

Non-Interference with Executives: In order to protect the Confidential Information, the Executive agrees that during the term hereof and for a period of two (2) years thereafter, the Executive will not, directly or indirectly, induce or entice any employee of the Company or its Affiliates to leave such employment or cause anyone else to leave such employment.

13.

Indemnity: To the fullest extent permitted by applicable law and the bylaws of the Company, as from time to time in effect, the Company shall indemnify the Executive and hold the Executive harmless for any acts or decisions made in good faith while performing services for the Company, and the Company shall use commercially reasonable efforts to obtain coverage for the Executive (provided the same may be obtained at reasonable cost) under any liability insurance policy or policies now in force or hereafter obtained during the term of this Agreement that cover other officers of the Company having comparable or lesser status and responsibility. The Company will pay and, subject to any legal limitations, advance all reasonable expenses, including reasonable attorneys’ fees and costs of court approved settlements, actually and necessarily incurred by the Executive in connection with the defense of any action, suit or proceeding and in connection with any appeal thereon, which has been brought against the Executive by reason of the Executive’s service as an officer, employee or agent of the Company, except if shown that the Executive has breached his duties and obligations to the Company.

14.

Severability: If any provision of this Agreement is held to be unenforceable for any reason, it shall be adjusted rather than voided, if possible, to achieve the intent of the parties to the extent possible. In any event, all other provisions of this Agreement shall be deemed valid and enforceable to the extent possible.

7

15.

Succession: This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns and any such successor or assignee shall be deemed substituted for the Company under the terms of this Agreement for all purposes. As used herein, “successor” and “assignee” shall include any person, firm, corporation or other business entity which at any time, whether by purchase, merger or otherwise, directly or indirectly acquires the stock of the Company or to which the Company assigns this Agreement by operation of law or otherwise. The obligations and duties of the Executive hereunder are personal and otherwise not assignable. The Executive’s obligations and representations under this Agreement will survive the termination of the Executive’s employment, regardless of the manner of such termination.

16.	Notices: Any notice or other communication provided for in this Agreement shall be in writing and sent to the Company to its office at:

Las Vegas Xpress, Inc. Attn: Joseph A. Cosio-Barron, HR Dept. 2831 St. Rose Parkway Suite # 200 Henderson, Nevada 89052 (415) 990-8141

or at such other address as the Company may from time to time in writing designate, and if to the Executive at such address as Executive may from time to time in writing designate. Each such notice or other communication shall be effective (i) if given by telecommunication, when transmitted to the applicable number so specified in (or pursuant to) this Section 16 and a verification of receipt is received, (ii) if given by mail, three days after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when actually delivered at such address.

17.

Entire Agreement: This Agreement contains the entire agreement of the parties relating to the subject matter hereof and supersedes agreements, undertakings, commitments and practices relating to the Executive’s employment by the Company.

18.	Amendments: No amendment or modification of the terms of this Agreement shall be valid unless made in writing and duly executed by both parties. All previous Agreement’s shall be null and void.

19.

Waiver: No failure on the part of any party to exercise or delay in exercising any right hereunder shall be deemed a waiver thereof or of any other right, nor shall any single or partial exercise preclude any further or other exercise of such right or any other right.

20.

Governing Law: This Agreement, and the legal relations between the parties, shall be governed by and construed in accordance with the laws of the State of Nevada without regard to conflicts of law doctrines, and any court action arising out of this Agreement shall be brought in any court of competent jurisdiction within the State of Nevada.

8

21.

Arbitration: The parties may, if they so desire and elect, submit any claim for payment under this Agreement or any dispute regarding the interpretation of this Agreement to arbitration upon such terms and provisions to which they agree.

22.

Withholding: All compensation payable hereunder, including salary and other benefits, and amounts payable under Section 4 above, shall be subject to applicable taxes, withholding and other required, normal or elected employee deductions.

23.

Counterparts: This Agreement and any amendment hereto may be executed in one or more counterparts. All of such counterparts shall constitute one and the same agreement and shall become effective when a copy signed by each party has been delivered to the other party.

24.	Headings: Section and other headings contained in this Agreement arc for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

25.

Representation by Counsel; Interpretation: The Company and the Executive each acknowledges that each party to this Agreement has been represented by counsel in connection with this Agreement and the matters contemplated by this Agreement. Accordingly, any rule of law, including but not limited to Section 1654 of the California civil Code, or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the party that drafted it has no application and is expressly waived. The provision of this Agreement shall be interpreted in a reasonable manner to affect the intent of the parties.

[SIGNATURES ON FOLLOWING PAGE]

9

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

THE COMPANY

By: /s/ Albert Koenigsberg

Albert Koenigsberg
Its: CEO

THE EXECUTIVE

/s/ Richard Ziccardi
Richard Ziccardi
Print name

10

EMPLOYMENT AGREEMENT

THIS EMPLOYMENT AGREEMENT (this “Agreement”) is entered into as of July 22, 2020 by and between Las Vegas Xpress, Inc., (to become CityAware, Inc. or another name TBD) a Nevada Corporation (the “Company”) and Paul Christin (the “Executive”).

WITNESSETH:

WHEREAS, the Company and the Executive desire to enter into this Agreement to assure the Company of the continuing and exclusive service of the Executive and to set forth the terms and conditions of the Executive’s employment with the Company.

WHEREAS, the Executive and the Company have agreed that to fill this critical executive position. The Company and Executive must agree upon the terms and conditions set forth herein. The Company’s Board further believes that it must provide the Executive with certain enhanced severance benefits upon the Executive’s termination of employment and to provide to the Executive, through enhanced financial security, incentive to continue providing services to the Company notwithstanding the possibility of a change of control.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties agree as follows:

1.	Term: The Company agrees to employ the Executive and the Executive hereby accepts such employment, in accordance with the terms of this Agreement, commencing as July 17, 2020 and ending on the second anniversary of the date hereof unless this Agreement is earlier terminated as provided herein. This Agreement may be extended upon mutual agreement within 90 days prior to its termination date. Notwithstanding any other provision of this Agreement, the Company shall have an obligation to make any payments to the Executive for Base Salary and Bonuses, as defined below and as required by this Agreement.

2.	Services: So long as this Agreement shall continue in effect, the Executive shall perform duties as assigned by the Chief Executive Officer of the Company (the “CEO”). The Executive shall use Executive’s best efforts and abilities to promote the Company’s interests and shall perform the services contemplated by this Agreement in accordance with policies established by and under the direction of the CEO. The Executive agrees to faithfully and diligently represent the business, affairs and interests of the Company. Executive may engage in other outside interests or companies so long as the outside interests are not directly competitive with the Company.

3.	Duties and Responsibilities: In addition to his duties as an employee as discussed herein, the Executive shall serve as Director of Sales and Marketing (the “DSM”) for the duration of this Agreement. Executive’s duties as an Executive shall be overall responsibility and authority, subject to authorities and limitations as established by the CEO, to implement and continue to develop the business strategies of the Company. In the performance of Executive’s duties, the Executive shall report directly to the CEO.

1

The Executive agrees to observe and comply with the rules and regulations of the Company as adopted by the Board respecting the performance of the Executive’s duties and agrees to carry out and perform orders, directions and policies of the Company and its Board as they may be, from time to time, stated either orally or in writing. The Company agrees that the duties which may be assigned to the Executive shall be usual and customary duties of the position(s) to which the Executive may from time to time be appointed or elected and shall be consistent with the provisions of the charter documents of the Company or applicable law. The Executive shall have such corporate power and authority as shall reasonably be required to enable the Executive to perform the duties required in any office that may be held, subject to the limitations on such powers imposed by the Board or the CEO of the Company.

4.	Probation period:

For a period of six (6) months from the date of hire noted in section 1, the employee will be considered on a probation where the severance package offered in Section 5 (and other related sections) shall not be earned or payable. Severence pay and all benefits associated with severance, will only be earned and payable after the employee has been with the company 182 days from the date of hire noted.

5.	Compensation:

Base Compensation:

During the term of this Agreement, the Company agrees to pay the Executive a base salary at the rate of One Hundred Twenty Five Thousand Dollars ($125,000.00) per year payable in equal installments no less frequently than twice monthly from the date hereof to July 15, 2022, subject to a minimum annual 3% cost of living increase each calendar year, plus merit increases at the discretion of the Board, payable in accordance with the Company practices (Form W-2 employee) in effect from time to time.

Bonuses: Executive shall be eligible for General Bonuses (as defined below) and Performance Bonuses (as defined below) as follows (collectively, “Bonuses”):

General Bonuses: Executive shall be eligible for bonuses in accordance with any bonus or other incentive compensation plans adopted and approved by the Board (“General Bonuses”) to which the executive will provide his 30/60/90/180/360-day plan for the sales and marketing.

Employee Stock Option Plan Grant. The Executive is entitled to receive additional shares under the Employee Stock Option plan as “Option Shares”. If the Company issues Preferred Shares, the Preferred Shares shall be calculated as if converted into Common shares and the calculated shares thereof shall be considered as newly issues Common Shares. The strike price shall be set at par value $0.00001 per share and the Executive may exercise a cashless transaction if the common stock is trading over and above the strike price which shall remain in force. The plan is not in effect at this time, but the Company will notify the Executive once it is established.

2

Executive Bonus: The Company agrees to issue bonus Common Shares upon execution of this Agreement. Said issuance shall consist of Two Hundred Thousand Shares (200,000). The issuance obligation to the Executive shall be no later than thirty (30) days after execution of this Agreement.

Performance Bonus. During the Term of this Agreement, Executive will be entitled to participate in an annual incentive compensation plan of the Company, as established and revised by the Board from time to time. Your target annual bonus will be twenty five percent (25%) of your Base Salary in effect for such year (the “Target Bonus”), and your actual annual bonus may be more or less as determined by the CEO, and will be determined based primarily upon (i) the achievement of certain corporate performance goals, as may be established and approved by from time to time by the CEO, (ii) the achievement of personal performance goals as may be established by the CEO, and (iii) the overall goals and objectives of the Company. The annual bonus will only be paid at such time and in such manner as set forth in the annual incentive compensation plan document and subject in all events to action of the Compensation Committee of the Board in its sole discretion.

Additional Benefits: The Company agrees to provide the following “Additional Benefits” to Executive:

All rights and benefits for which the Executive is otherwise eligible under any pension plan, profit-sharing plan, dental, disability, or insurance plan or policy or other plan or benefit that the Company or its Affiliates may provide for the Executive or (provided the Executive is eligible to participate therein) for employees of the Company generally, as from time to time in effect, during the term of this Agreement.

Medical or Dental plan: At this time the Company does not offer a medical or dental plan.

Perquisites: The Executive shall be entitled to three (3) weeks paid vacation and other perquisites in accordance with the plans, policies, programs and practices which are at least as favorable as those in effect with respect to other C-suite executives of the Company.

Auto Allowance: Executive shall not be entitled to an auto allowance. However, shall be entitled to mileage if personal auto is used in the course of business. Said amount shall be based on a per mile rate as established by IRS stated rates.

Cellular Telephone: Executive shall be entitled to an allowance equal to One Hundred Dollars (100.00) per month.

6.	Termination:

This Agreement and all obligations hereunder except the obligations contained in Additional Benefits Sections 5, Golden Parachute Limitations Sections 8, Business Expenses, Confidential Information, Non-Competition, Non-Solicitation of Customers and Noninterference with the Executives Sections 9, 10, 11, 12 and 13 (which shall survive any termination hereunder) shall terminate upon the earliest to occur of any of the following:

3

Expiration of Term: The expiration of the term provided for in Section 1 or the voluntary termination by Executive or retirement from the Company in accordance with the normal retirement policies of the Company.

Death or Disability of Executive: For the purposes of this Agreement, disability shall mean the absence of the Executive performing Executive’s duties with the Company for a period of three (3) months period, as a result of incapacity due to mental or physical illness. If the Executive shall become disabled, the Executive’s employment may be terminated by written notice from the Company to the Executive.

For Cause or Without Good Reason: The Company may terminate the Executive’s employment and all of the Executive’s rights to receive Base Salary and Bonuses hereunder for Cause or upon the resignation of Executive without Good Reason. Termination for “Cause” shall mean termination of the Executive by the Company for any of the following reasons: (a) the Executive’s willful criminal misconduct or habitual neglect in the performance of his duties under this Agreement, (b) commission of any felony by the Executive, (c) the Executive’s commission of any felony involving fraud, dishonesty or moral turpitude, (d) the Executive’s material breach of any material provision of this Agreement that remains uncured thirty (30) days following receipt by the Executive from Company of written notice thereof, unless such breach is of a kind not susceptible to cure within such thirty (30) day period, (e) material violation of any Company policies by Executive, (f) the Executive’s material dishonesty, moral turpitude, fraud or misrepresentation, if not disclosed, with respect to his material duties or the Executive’s misrepresentation in inducement to enter into this Agreement, or (g) any willful or intentional action or inaction by the Executive resulting in any injury to the reputation of or the financial detriment of the Company. Notwithstanding the foregoing, the Executive shall not be deemed to have been terminated for Cause unless and until there shall have been (i) delivered to him a notice of termination which shall include a statement to the effect that the Executive was guilty of conduct justifying termination for Cause, AND (ii) an opportunity given to him on not less than seventy two (72) hours’ notice to be heard before at least a majority of the Board of Directors. “Good Reason” shall be defined as (i) demotion of Executive from the position of Director of Sales and Marketing without the consent of the Executive; (ii) any attempt to decrease the Executive’s Base Salary; (iii) any breach of this Agreement by the Company; or (iv) any requirement that the Executive relocate to an office more than 60 miles from Executive’s residence. In the event the Executive is discharged for any other reason whatsoever the Company shall be obligated to pay the Executive a severance sum in cash or by note as mutually agreed. The severance amount shall be calculated by taking the sum of all shares held by the Executive plus any shares held in trust or by an entity where the Executive is the beneficial owner of said shares and combining all share amounts. This shall also include any shares, options, or warrants which are contractually obligated by the company and the total of these instruments shall be added to the share count as if earned. The severance amount to be paid shall be based on the total share count multiplied by the market share price of the trailing 14-day trading average plus twenty percent (20%). Said severance sum shall be paid to the Executive prior to any termination becoming effective. Failure by the company to pay the full amount of the severance to the Executive within 2 weeks of the notice of termination, unless Executive agrees in writing to alternative terms, will negate any discharge of the Executive.

4

Without Cause or With Good Reason: Notwithstanding any other provision of this Section 6, the Board shall have the right to terminate the Executive’s employment with the Company without Cause, and the Executive shall have the right to resign with good reason, at any time. If the Company terminates the Executive without Cause or the Executive terminates for good reason, then the Company shall, within two (2) weeks of such termination, make an immediate lump sum payment or by note as mutually agreed in the amount of one time the applicable Base Salary for a period equal to one (1) year following the date of termination (the “Severance Period”), net of applicable taxes, plus any Bonuses as set by the Board of Directors and duly approved (based on the assumption that the Company would achieve all performance targets for a 100% bonus), and the Company shall provide the Additional Benefits provided for under Section 4 for the remainder of the term, including the accelerated full vesting of Stock Options. The present value of the aggregate unpaid Base Salary and Bonuses shall be determined under the then applicable federal rates under the Internal Revenue Code. Further, if Executive is terminated without Cause or resigns with Good Reason, all stock options held by Executive shall become fully vested.

7.	Buy Out Provision:

(a) If the Employer terminates the Executive’s employment because the business is sold, the Employer will pay to the Executive (1) the Executive’s accrued salary and vacation, including the then unused accrued vacation, up to and including the date of termination and (2) the equivalent of one (1) year of the Executive’s Base Salary, less applicable deductions and withholdings, pursuant to the Employer’s standard pay periods and practices; provided, however, that such payments shall be deemed severance pay and not wages. Such payment shall be made to the Executive as soon as administratively practicable after the termination of the Executive’s employment, but no later than two weeks from the date the Executive’s employment is so terminated. The Executive shall execute a release of all current or future claims, known or unknown, arising on or before the date of the release, against the Employer and its subsidiaries and the directors, officers, employees and affiliates of any of them, in a form approved by the Employer and (3) the Executive shall be entitled to all stock grants on section 5 which shall be issued upon termination.

(b) In the event of a complete liquidation of the Company or the closing of an agreement for the sale or other disposition of all or substantially all of the assets of the Company for a sum of more than $350 million which the Company recognizes in cash. A change of control, solely to the extent required by Section 409A of the Internal Revenue Code of 1986 (“Section 409A”), shall be deemed to have occurred only if a change in the ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company shall also be deemed to have occurred under Section 409A. Affirmatively, the Executive shall be entitled to a percentage of the proceeds of the sale equal to 1/2 % which shall be payable upon the close of the sale. Said amount shall be over and above all other Company obligations in the Agreement. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities is acquired by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any of its subsidiaries or (ii) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the shareholders of the Company in the same proportion as their ownership of shares in the Company immediately prior to such acquisition.

5

8.

Golden Parachute Limitation: The payments and benefits payable to the Executive under this Agreement and all other contracts, arrangements, or programs with the Company shall not, in the aggregate exceed the maximum amount that may be paid to the Executive without triggering golden parachute penalties under Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), as determined in good faith by the Company’s independent auditors. The Executive agrees that, to the extent payments or benefits under this Agreement would not be deductible under Code Section 162(m) if made or provided when otherwise due under this Agreement, such payments and benefits shall be made or provided later, immediately after Section 162(m) ceases to preclude their deduction, with interest thereon at the rate provided in Code Section 1274(b) (2) (B). If even after such deferral the payments and benefits otherwise payable to the Executive must be reduced to avoid triggering such penalties, the payments and benefits will be reduced in the priority order designated by the Executive, or, if the Executive fails promptly to designate an order, in the priority order designated by the Company. If an amount in excess of the limit set forth in this Section 8 is paid to the Executive, the Executive shall repay the excess amount to the Company upon demand. The Executive and the Company agree to cooperate with each other in connection with any administrative or judicial proceedings concerning the existence or amount of golden parachute penalties on payments or benefits received by the Executive.

9.

Business Expenses: During the term of this Agreement, the Company shall reimburse the Executive within 30 days for business expenditures made and substantiated in accordance with policies, practices and procedures established from time to time by the Company generally with respect to other employees and incurred in the pursuit and furtherance of the Company’s business and good will.

10.

Confidential Information: The Executive acknowledges that the nature of the Executive’s engagement by the Company is such that the Executive shall have access to information of a confidential and/or trade secret nature which has great value to the Company and which constitutes a substantial basis and foundation upon which the business of the Company is based. Such information includes financial, marketing data, techniques, processes, formulas, developmental or experimental work, work in process, methods, trade secrets (including, without limitation, customer lists and lists of customer sources), or any other secret or confidential information relating to the products, services, customers, sales or business affairs of the Company or its Affiliates (the “Confidential Information”). The Executive shall keep all such Confidential Information in confidence during the term of this Agreement and at any time thereafter and shall not disclose any of such Confidential Information to any other person, except to the extend such disclosure is (i) required by applicable law, (ii) lawfully obtainable from other sources, or (iii) authorized in writing by the Company. Upon termination of the Executive’s employment with the Company, the Executive shall deliver to the Company all documents, records, notebooks, work papers, and all similar material containing any of the foregoing information, whether prepared by the Executive, the Company or anyone else.

6

11.

Non-Competition: In order to protect the Company’s Confidential Information, the Executive agrees that during the term of the Executive’s employment, and for a period of two (2) years thereafter if the Executive employment is terminated by the Company or the Executive resigns, Executive shall not, directly or indirectly, whether as an owner, partner, shareholder, agent, employee, creditor or otherwise, promote, participate or engage in any activity or other business competitive with the Company’s business in the Company’s markets (both Horizontal and Vertical) within the United States (including its territories), North America, and Worldwide. Nor shall the Executive use of any of the Company’s Confidential Information in any other business. The Company shall notify the Executive of any perceived violation of this Section 10, and the Executive shall have 30 days to cure such violation.

12.

Non-Solicitation of Customers: The Executive agrees that for a period of two (2) year after the termination of employment with the Company, the Executive will not, on behalf of himself or any other individual, association or entity, whether or not affiliated with the Executive call on any of the customers of the Company or any Affiliate of the Company for the purpose of soliciting or inducing any of such customers to acquire (or providing to any of such customers) any product or service provided by the Company or any Affiliate of the Company, nor will the Executive in any way, directly or indirectly, as agent or otherwise, in any other manner solicit, influence or encourage such customers to take away or to divert or direct their business to the Executive or any other person or entity by or with which the Executive is employed, associated, affiliated or otherwise related if such business is competitive with the Company.

13.

Non-Interference with Executives: In order to protect the Confidential Information, the Executive agrees that during the term hereof and for a period of two (2) years thereafter, the Executive will not, directly or indirectly, induce or entice any employee of the Company or its Affiliates to leave such employment or cause anyone else to leave such employment.

14.

Indemnity: To the fullest extent permitted by applicable law and the bylaws of the Company, as from time to time in effect, the Company shall indemnify the Executive and hold the Executive harmless for any acts or decisions made in good faith while performing services for the Company, and the Company shall use commercially reasonable efforts to obtain coverage for the Executive (provided the same may be obtained at reasonable cost) under any liability insurance policy or policies now in force or hereafter obtained during the term of this Agreement that cover other officers of the Company having comparable or lesser status and responsibility. The Company will pay and, subject to any legal limitations, advance all reasonable expenses, including reasonable attorneys’ fees and costs of court approved settlements, actually and necessarily incurred by the Executive in connection with the defense of any action, suit or proceeding and in connection with any appeal thereon, which has been brought against the Executive by reason of the Executive’s service as an officer, employee or agent of the Company, except if shown that the Executive has breached his duties and obligations to the Company.

7

15.

Severability: If any provision of this Agreement is held to be unenforceable for any reason, it shall be adjusted rather than voided, if possible, to achieve the intent of the parties to the extent possible. In any event, all other provisions of this Agreement shall be deemed valid and enforceable to the extent possible.

16.

Succession: This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns and any such successor or assignee shall be deemed substituted for the Company under the terms of this Agreement for all purposes. As used herein, “successor” and “assignee” shall include any person, firm, corporation or other business entity which at any time, whether by purchase, merger or otherwise, directly or indirectly acquires the stock of the Company or to which the Company assigns this Agreement by operation of law or otherwise. The obligations and duties of the Executive hereunder are personal and otherwise not assignable. The Executive’s obligations and representations under this Agreement will survive the termination of the Executive’s employment, regardless of the manner of such termination.

17.	Notices: Any notice or other communication provided for in this Agreement shall be in writing and sent to the Company to its office at:

Las Vegas Xpress, Inc. (CityAware, Inc.) Attn: Joseph A. Cosio-Barron, HR Dept. 2831 St. Rose Parkway Suite # 200 Henderson, Nevada 89052 (415) 990-8141

or at such other address as the Company may from time to time in writing designate, and if to the Executive at such address as Executive may from time to time in writing designate. Each such notice or other communication shall be effective (i) if given by telecommunication, when transmitted to the applicable number so specified in (or pursuant to) this Section 17 and a verification of receipt is received, (ii) if given by mail, three days after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when actually delivered at such address.

18.

Entire Agreement: This Agreement contains the entire agreement of the parties relating to the subject matter hereof and supersedes agreements, undertakings, commitments and practices relating to the Executive’s employment by the Company.

19.	Amendments: No amendment or modification of the terms of this Agreement shall be valid unless made in writing and duly executed by both parties. All previous Agreement’s shall be null and void.

20.

Waiver: No failure on the part of any party to exercise or delay in exercising any right hereunder shall be deemed a waiver thereof or of any other right, nor shall any single or partial exercise preclude any further or other exercise of such right or any other right.

8

21.

Governing Law: This Agreement, and the legal relations between the parties, shall be governed by and construed in accordance with the laws of the State of Nevada without regard to conflicts of law doctrines, and any court action arising out of this Agreement shall be brought in any court of competent jurisdiction within the State of Nevada.

22.

Arbitration: The parties may, if they so desire and elect, submit any claim for payment under this Agreement or any dispute regarding the interpretation of this Agreement to arbitration upon such terms and provisions to which they agree.

23.

Withholding: All compensation payable hereunder, including salary and other benefits, and amounts payable under Section 5 above, shall be subject to applicable taxes, withholding and other required, normal or elected employee deductions.

24.

Counterparts: This Agreement and any amendment hereto may be executed in one or more counterparts. All of such counterparts shall constitute one and the same agreement and shall become effective when a copy signed by each party has been delivered to the other party.

25.	Headings: Section and other headings contained in this Agreement arc for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

26.

Representation by Counsel; Interpretation: The Company and the Executive each acknowledges that each party to this Agreement has been represented by counsel in connection with this Agreement and the matters contemplated by this Agreement. Accordingly, any rule of law, including but not limited to Section 1654 of the California civil Code, or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the party that drafted it has no application and is expressly waived. The provision of this Agreement shall be interpreted in a reasonable manner to affect the intent of the parties.

[SIGNATURES ON FOLLOWING PAGE]

9

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

THE COMPANY

By:	/s/ Albert Koenigsberg
Albert Koenigsberg

Its:	President

THE EXECUTIVE

/s/ Paul Christin

Paul Christin
Print name

10